UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2014

ENERGIZER RESOURCES INC.

(Exact Name of Small Business Issuer as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-51151 (Commission File Number)	20-0803515 (IRS Employer Identification No.)

520 – 141 Adelaide St. W., Toronto, Ontario, Canada (Address of Principal Executive Offices)	M5H 3L5 (Zip Code)

Small Business Issuer’s telephone number, including area code:   (416) 364-4911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the small business issuer under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company,” “Energizer” refer to Energizer Resources Inc., a Minnesota corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 1.01 - Entry into a Material Definitive Agreement.

On December 14, 2011, the Company entered into a Definitive Joint Venture Agreement ("JVA") with Malagasy Minerals Limited ("Malagasy"), a public company on the Australian Stock Exchange, to acquire a 75% interest to explore and develop a group of industrial minerals (including graphite, vanadium and approximately 25 other minerals). Malagasy retained a 25% interest. The land position covers 2,119 permits and 827.7 square kilometres and is mostly adjacent to the south and east of the Company's 100% owned Green Giant Property.

On October 24, 2013, the Company signed a Memorandum of Understanding ("MOU") with Malagasy to acquire the remaining 25% interest in land position. Upon execution of a signed purchase agreement, the share purchase agreement will supersede the MOU.

On April 16, 2014, the Company, through a Purchase and Sale Agreement (“PSA”) acquired the remaining 25% interest in the Molo Graphite Project. The Company also acquires a 100% interest in and to all of the industrial mineral rights within the acquired property, which comprises 2,120 claims totaling 363 square miles. The actual area of the Molo Graphite Project deposit as currently delineated is approximately 0.3 square miles, representing less than 1% of the total acquired land package.

As part of the transaction, the Company agreed to make the following payments to Malagasy within 5 business days of Toronto Stock Exchange (“TSX”) approval: cash payment of CAD$400,000; issue 2,500,000 common shares of the Company which will be subject to a 12 month voluntary escrow; and issue of 3,500,000 common share purchase warrants with an expiration date of five years from the signing date of the agreement at a price to be determined by taking the volume weighted average closing price of the Company's common shares during the five days immediately preceding execution of the Agreement. In addition, upon completion of the feasibility study, the Company will do the following: make a cash payment of CAD$700,000 and issue of 1,000,000 of the Company's common shares which will be subject to a 12 month voluntary escrow; with five days of the commencement of commercial production, the Company will make a cash payment of CAD$1,000,000. Malagasy will retain a 1.5% Net Smelter Return Royalty on all industrial minerals produced from the property.

As part of the PSA transaction:

i) Energizer has also acquired a 100% interest in and to the industrial mineral rights on approximately 1.5 additional claim blocks totaling an area of 41.7 square miles immediately to the east and adjoining the Molo Graphite Deposit claim blocks. The Company acquired this additional ground to accommodate infrastructure build-out required for mine development.

ii) In a related but separate transaction, Malagasy has acquired a 75% interest for non-industrial minerals on four claims of Energizer's 100%-owned Green Giant Property in Madagascar. Energizer will own the remaining 25% interest in non-industrial minerals and have a free carried interest through to the bankable feasibility study stage. Energizer will continue to own a 100% interest in the industrial mineral rights, which includes the Company's NI 43-101 compliant vanadium resource estimate, comprising an indicated resource of 49.5 million tonnes at an average grade of 0.693% vanadium pentoxide (V2O5) and an inferred resource of 9.7 million tonnes at an average grade of 0.632% V2O5 at a cut-off of 0.5% V2O5.

The PSA, once completed, remains subject to Energizer obtaining final approval from the Toronto Stock Exchange. All securities issued in connection with this finalized transaction will be subject to a voluntary minimum hold period of one year, which is greater than the applicable regulatory Canadian and United States hold periods.

ITEM 3.02 – Unregistered Sale Of Equity Securities.

See Item 1.01 above.

The securities were issued to a non-U.S. Purchaser, in reliance upon the exemption provided by Regulation S under the Securities Act of 1933, as amended, for a transaction not involving a public offering. The non-U.S. Purchasers acknowledged the following: The non-U.S. Purchaser is not a United States Person, nor is the non-U.S. Purchaser acquiring the Securities hares directly or indirectly for the account or benefit of a United States Person.  None of the funds used by the non-U.S. Purchaser to purchase the Securities have been obtained from United States Persons. For purposes of this Agreement, “United States Person” within the meaning of U.S. tax laws, means a citizen or resident of the United States, any former U.S. citizen subject to Section 877 of the Internal Revenue Code, any corporation, or partnership organized or existing under the laws of the United States of America or any state, jurisdiction, territory or possession thereof and any estate or trust the income of which is subject to U.S. federal income tax irrespective of its source, and within the meaning of U.S. securities laws, as defined in Rule 902(o) of Regulation S, means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if organized under the laws of any foreign jurisdiction, and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

Item 7.01 Regulation FD Disclosure.

On April 16, 2014, the Company issued a press release regarding the above.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The foregoing information in items 3.02 and 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release, dated April 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 22, 2014

Energizer Resources Inc.

By:	/s/ Peter D. Liabotis
Peter D. Liabotis
Chief Financial Officer

                                                                                                               Exhibit 99.1

April 16, 2014 08:00 ET

Energizer Resources Finalizes Molo Graphite Project Acquisition

TORONTO, ONTARIO--(Marketwired - April 16, 2014) - Energizer Resources Inc. (TSX:EGZ)(OTCQX:ENZR)(FRANKFURT:YE5) ("Energizer" or the "Company") announces that it has finalized the purchase of the remaining 25% interest in the Molo Graphite Project from joint venture partner Malagasy Minerals Limited ("Malagasy") (ASX:MGY).

With the transaction completed, Energizer not only acquires 100% of the flagship Molo Graphite Mine Project Area but also owns a 100% interest in and to all of the industrial mineral rights within the acquired property, which comprises 2,120 claims totaling 363 square miles. The actual area of the Molo deposit as currently delineated is approximately 0.3 square miles, representing less than 1% of the total acquired land package.

Richard Schler, Energizer's Chief Executive Officer stated, "The acquisition of the remainder of the Molo Graphite Project represents the achievement of another key milestone and is an important step in the Company's overall mine development plan. We know through ongoing dialogue with potential strategic partners regarding off-take agreements and project financing for the future Molo mine that 100% ownership is highly preferred and so this transaction should certainly help facilitate those discussions."

Key Terms of the Purchase and Sale Agreement ("PSA")

i) Within five days of TSX approval, Energizer will;

  Make a cash payment to Malagasy of CAD$400,000;
  Issue 2,500,000 Energizer shares (held in voluntary escrow for 12 months); and
  Issue 3,500,000 Energizer warrants (based on a 5 day VWAP prior to date of signing).

ii) On completion of a Full Feasibility Study ("FS") Energizer will:

  Make a cash payment to Malagasy of CAD$700,000; and
  Issue 1,000,000 Energizer shares (held in voluntary escrow for 12 months).

iii) On the commencement of commercial production Energizer will:

  Make a cash payment to Malagasy of CAD$1,000,000 within 5 business days of the commencement of commercial production of the Molo mine; and
  Malagasy is entitled to a 1.5% Net Smelter Return ("NSR") on all Industrial Mineral related production, which includes graphite.

As part of the PSA finalization:

i) Energizer has also acquired a 100% interest in and to the industrial mineral rights on approximately 1.5 additional claim blocks totaling an area of 41.7 square miles immediately to the east and adjoining the Molo Graphite Deposit claim blocks. The Company acquired this additional ground to accommodate infrastructure build-out required for mine development.

ii) In a related but separate transaction, Malagasy has acquired a 75% interest for non-industrial minerals on four claims of Energizer's 100%-owned Green Giant Property in Madagascar. Energizer will own the remaining 25% interest in non-industrial minerals and have a free carried interest through to the FS stage. Energizer will continue to own a 100% interest in the industrial mineral rights, which includes the Company's NI 43-101 compliant vanadium resource estimate, comprising an indicated resource of 49.5 million tonnes at an average grade of 0.693% vanadium pentoxide (V2O5) and an inferred resource of 9.7 million tonnes at an average grade of 0.632% V2O5 at a cut-off of 0.5% V2O5.

The PSA, once completed, remains subject to Energizer obtaining final approval from the Toronto Stock Exchange and the Securities Exchange Commission in the United States. All securities issued in connection with this finalized transaction will be subject to a voluntary minimum hold period of one year, which is greater than the applicable regulatory Canadian and United States hold periods.

Qualified Person

Craig Scherba, P.Geo., President and COO is the qualified person for the technical information provided in this release.

About Energizer Resources

Energizer Resources is a mineral exploration and mine development company based in Toronto, Canada, that is developing its 100%-owned, flagship Molo Graphite Project in southern Madagascar.

The Molo Graphite Project is one of the largest known crystalline flake graphite in the world. The Molo Project hosts a NI 43-101 compliant indicated mineral resource of 84.04 million tonnes grading 6.36% carbon (Cg) and an inferred resource grading 6.29% Cg of crystalline flake graphite.

The Company released a robust Preliminary Economic Assessment Study of the Molo in February 2013, resulting in a NPV at 10% discount of US$421 million, a 48% pre-tax IRR and a 3-year payback.

Energizer's total land package in southern Madagascar encompasses approximately 320 kilometers (198 miles) of continuous graphitic trends, where all graphite mineralization is immediately at surface. In addition to the Molo, the Company has also identified through drilling, trenching and geological mapping at least six other zones that could be potential stand-alone graphite deposits.

Energizer has initiated a Full Feasibility Study, with results to be released to the market by Q4 2014. Results of the Company's recently completed pilot plant operation confirmed that 43.5% of the Molo deposit is classified as the premium-priced large and extra-large flake, with an average purity level in excess of 97% Cg achieved through standard flotation alone. The Company is targeting full-scale production by Q2 2016.

For more information on graphite, please visit our website at www.energizerresources.com.

Safe Harbour: This press release may contain forward-looking statements that may involve a number of risks and uncertainties. Actual events or results could differ materially from expectations and projections set out herein. The above resource estimates were calculated in accordance with National Instrument 43-101 as required by Canadian securities regulatory authorities. For United States reporting purposes, Industry Guide 7 (under the Securities Exchange Act of 1934), as interpreted by the Staff of the SEC, applies different standards in order to classify mineralization as a reserve. Among other things, the terms "measured", "indicated" and "inferred" mineral resources are required pursuant to National Instrument 43-101, the U.S. Securities and Exchange Commission does not recognize such terms. Canadian standards differ significantly from the requirements of the U.S. Securities and Exchange Commission, and mineral resource information contained herein is not comparable to similar information regarding mineral reserves disclosed in accordance with the requirements of the U.S. Securities and Exchange Commission.

Mineral resources are not mineral reserves and do not have demonstrated economic viability. This mineral resource estimate includes inferred resources that are normally considered too speculative geologically to have economic considerations applied to them that would enable them to be categorized as mineral reserves. There is also no certainty that the inferred mineral resource will be converted to the measured and indicated mineral resource categories through further drilling, or into a mineral reserve once economic considerations are applied.

U.S. investors should understand that "inferred" mineral resources have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. In addition, investors are cautioned not to assume that any part or all of the Company's mineral resources constitute or will be converted into reserves. Cautionary Statement: Neither TSX Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact Information

Energizer Resources Inc.

Brent Nykoliation

Senior Vice President, Corporate Development

+1.416.364.4911

bnykoliation@energizerresources.com

Energizer Resources Inc.

Craig Scherba

President and COO

+1.416.364.4911
cscherba@energizerresources.com
www.energizerresources.com